Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Ten:
Director M

Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account Ten:
Director M
Director M Outlook

Supplement dated July 24, 2024 to the variable annuity prospectus dated May 1, 2024 and the updating summary prospectus dated April 29, 2024
This supplement to the variable annuity prospectus and updating summary prospectus outlines changes related to:
Appendix A - Funds Available Under the Contract
All other provisions outlined in the variable annuity prospectus and updating summary prospectus remain unchanged. This supplement is for informational purposes and requires no action on your part.
Effective July 15, 2024, the following actions took place:
•Franklin Advisors, Inc. replaced Putnam Investment Management, LLC as Adviser and Putnam Investment Management, LLC is added as Subadviser for Putnam VT Diversified Income Fund, and Putnam VT Global Asset Allocation Fund; and
•Franklin Advisers, Inc. is added as a Subadviser for Putnam VT Core Equity Fund, Putnam VT George Putnam Balanced Fund, Putnam VT International Equity Fund, Putnam VT International Value Fund, Putnam VT Large Cap Growth Fund, Putnam VT Large Cap Value Fund, Putnam VT Small Cap Value Fund, and Putnam VT Sustainable Leaders Fund.
This supplement should be retained for future reference.

HV-8142